*** Text Omitted and Filed Separately
                                  Confidential Treatment Request
                                  Under 17 C.F.R. ss 200.80(b)(4),
                                  200.83 and 230.406


                      FIRST AMENDMENT TO
                 DATABASE LICENSE AGREEMENT

THIS FIRST AMENDMENT TO DATABASE LICENSE AGREEMENT (the "Amendment") is made and entered into as of this 7th day of December, 2001, by and among KNOWLEDGEMAX, INC., a Delaware corporation (the "Company") and BAKER & TAYLOR, INC., a Delaware corporation ("B&T" and together with the Company, the "Parties"). This Amendment amends the Database License Agreement (as defined below).

                           WITNESSETH

A.  The Parties are parties to that certain Database License
Agreement, dated as of July 2, 1998 (the "Database License
Agreement"); and

B. As evidenced by their signature to this Amendment, the Parties desire to amend the Database License Agreement as provided below.

  NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            AGREEMENT

  The Database License Agreement is, effective immediately prior to the Closing (as defined in that certain Agreement and Plan of Merger and Reorganization, dated as of December 7, 2001, by and among Sideware Systems, Inc., a British Columbia, Canada corporation, KM Acquisition Corp., a Delaware corporation, and the Company (the "Merger Agreement")), hereby amended as follows:

1. Section 5.1 of Database License Agreement is hereby amended and restated in its entirety as follows:

       "5.1  License Fees.  The license granted in this
      Agreement shall be free of charge beginning on the
      effective date of the Agreement up to and including the
      date of the first anniversary of the "Effective Time" as
      such term is defined in that that certain Agreement and
      Plan of Merger and Reorganization, dated as of December 7, 2001, by and among Sideware Systems, Inc., a British
      Columbia, Canada corporation, KM Acquisition Corp., a
      Delaware corporation, and KnowledgeMax. From and after the first anniversary of the Effective Time up to and including
      July 1, 2006, KnowledgeMax will pay B&T [   ***   ] net of any
      applicable taxes (other than taxes on KnowledgeMax's
      income. In the event that KnowledgeMax has licensed or
      charged a fee for the use of a database consisting of B&T
      data commingled with data not provided by B&T, then the revenue derived from the use of such database will be multiplied by the percentage of the records in the database
      attributable to B&T before calculating B&T's [   ***   ]
      license fee.   If

*** Confidential Treatment Requested.

                               1.

      the Agreement is renewed, the parties
      will agree on a mutually acceptable license fee."

2. Section 7.1 of Database License Agreement is hereby amended and restated in its entirety as follows:

      "7.1 Term. Unless otherwise terminated as provided in this Agreement, the term of this Agreement shall be for eight years from the effective date of the Agreement until July 1, 2006. The Agreement may be extended at the option of KnowledgeMax for additional terms of one year, subject to mutual agreement of the parties on an applicable license fee. If KnowledgeMax desires to extend this Agreement, it will notify B&T at least ninety (90) days prior to the end of the then-current term or extended term, in which case the parties will negotiate in good faith upon an applicable license fee for the one year extension of the term. If the parties do not agree on the license fee, then the agreement shall expire at the end of the then-current term or extended term."

4. All other terms and conditions of the Database License Agreement shall be unaffected hereby and remain in full force and effect.

5. This Amendment shall be null and void in the event that (i) the Merger Agreement is terminated prior to the consummation of Closing,
    (ii) the Closing does not occur on or before June 30, 2002 or (iii) if the terms of the Merger Agreement change in any material respect from the terms most recently provided to B&T prior to B&T's execution of this Amendment.

6. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

    [THIS SPACE INTENTIONALLY LEFT BLANK]

                              2.

    IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO DATABASE LICENSE AGREEMENT as of the date first above written.

                              THE COMPANY:

                              KNOWLEDGEMAX, INC.,

                              By:  /s/ Ed Grosvenor
                              Name:  Edwin S. Grosvenor
                              Title:  CO-CEO


                              B&T:

                              BAKER & TAYLOR, INC.

                              By:  /s/ Edward H. Gross
                              Name:  Edward H. Gross
                              Title:  Executive VP


          FIRST AMENDMENT TO DATABASE LICENSE AGREEMENT